Revenues	6 Months Ended
Jun. 30, 2023
Revenues [Abstract]
REVENUES

NOTE 4 - REVENUES

The Company’s revenues are derived primarily from the sale of consoles and disposables. Revenues from warranty and services are not material and therefore are included in revenue from consoles in the following table.

Composition:

	Six months ended June 30,	Six months ended June 30,
	2023	2022

Consoles	654	361
Disposables	719	667
Exclusive distribution agreement	274	484
	1,647	1,512